UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02396

T. Rowe Price New Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Item 1. Report to Shareholders

New Income Fund	November 30, 2017

The views and opinions in this report were current as of November 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Bonds offered modest positive returns in the first half of our fund’s fiscal year. Short- and intermediate-term yields moved higher and provided a modest headwind to returns, but solid economic and earnings growth boosted corporate fundamentals and rewarded investors in both investment-grade and high yield corporate bonds. Other riskier assets also generally performed better than Treasuries and agency mortgage-backed securities (MBS), the two largest segments of the investment-grade bond market. I am pleased to report that our emphasis on credit research and our ability to take small positions in high yield bonds and other non-benchmark securities served the fund well over the period.

The New Income Fund returned 1.03% over the six months ended November 30, 2017. Our focus on credit-sensitive sectors, including small allocations to high yield bonds and bank loans, as well as security selection helped the fund outperform the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Core Bond Funds Average. Our duration management, or positioning for interest rate changes, also helped. (Performance for Advisor, R, and I Class shares can vary, reflecting their different fee structures and other factors. Past performance cannot guarantee future results.)

What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities have slowly increased from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that economic activity is strong enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate increases than in previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

ECONOMY AND INTEREST RATES

U.S. economic signals were generally positive in the first half of our fiscal year. Gross domestic product registered solid growth in the second quarter and picked up again in the third quarter, expanding at its fastest annualized pace (3.3%) in three years, despite substantial disruptions from Gulf Coast hurricanes. Employers continued to add jobs at a healthy clip, helping bring the unemployment rate down to 4.1% by November—below the 4.4% trough reached in 2007, at the peak of the previous economic expansion. The tighter labor market helped foster some long-delayed wage gains, which, in turn, supported decent increases in consumer spending. The housing market also remained healthy, with the pace of new home construction reaching its highest level in a decade in October. Accordingly, gauges of consumer confidence also reached multiyear highs, with one measure showing that Americans were more optimistic than they had been since November 2000.

Long-term bond yields hardly signaled a return to the economic dynamism of the dot-com years, however. Indeed, the yield on the 10-year Treasury note fluctuated within a fairly narrow band over the past six months, reaching a nearly 11-month low in early September in the wake of the hurricanes. As has been the case over the past several years, global factors were partly responsible for keeping a lid on U.S. yields. The European Central Bank (ECB) and the Bank of Japan continued with massive asset purchases designed to keep long-term yields very low or, in Japan’s case, even around 0%. As a result, overseas investors remained drawn to somewhat higher U.S. yields, spurring demand for Treasuries and other bonds. The growing tensions on the Korean Peninsula also fostered periodic demand for Treasuries and other perceived safe-haven assets.

The continued low levels for long-term U.S. yields also represented some skepticism that the U.S. economy had switched into a higher gear, however, especially as Washington remained gridlocked. In fact, improving prospects for the passage of the tax reform legislation helped push yields higher late in the period. Persistently weak inflation data also kept a lid on yields before a solid rise in consumer prices in August and September suggested that inflation had bottomed. Meanwhile, shorter-term yields, as represented by the two-year Treasury note, rose 50 basis points (0.50%) over the past six months as the Federal Reserve raised the federal funds rate by a quarter point in June and the market priced in increasing probability of another rate hike in December. (As I write, the Fed has just announced a third increase for the year, as was widely predicted.)

The small rise in short- and intermediate-term yields corresponded with a modest decline in Treasury bond prices in the reporting period. Corporate bonds and other credit-sensitive sectors fared better as yield spreads—or the additional yield offered by riskier securities—contracted somewhat, buffering the general rise in yields. MBS, the second-largest segment of the investment-grade bond market, saw modest gains as the Federal Reserve ceased reinvesting a portion of the principal payments it receives from its nearly $1.8 trillion of MBS holdings—a legacy of its emergency asset purchases in the wake of the financial crisis. The Fed announced in June that it would begin reducing its reinvestment of MBS and Treasuries as part of the normalization of its monetary policy.

PERFORMANCE AND INVESTMENT REVIEW

As has often been the case in recent years, the fund’s performance benefited from its substantial underweight position in Treasuries and corresponding overweight in credit-sensitive sectors. In particular, the fund’s substantial overweight in investment-grade corporate bonds helped results relative to the Bloomberg Barclays benchmark. The fund also benefited from a small position in high yield corporate securities, which continued to perform well as investors sought higher yields and default rates remained subdued. As I have written in past letters, our positions in both high yield and investment-grade corporate bonds leverage the fundamental research and credit-specific expertise of our firm’s analysts, and we invest in higher-risk securities only when we are convinced that the risk/reward trade-off is favorable for our shareholders.

Our security selection within sectors was also beneficial. Among investment-grade corporate bonds, we saw good results from our focus on well-capitalized U.S. bank issuers as the industry benefited from expectations for lower corporate tax rates, solid economic growth, and rising interest rates, which improve lending margins. We continue to favor financials, as they are less exposed to issuer-specific risks, such as merger and acquisition activity, which can cause companies to load up on debt to finance deals. Good results from several holdings in the energy and health care segments also boosted results.

We further reduced our allocation to standard, agency-issued (Fannie Mae, Freddie Mac, and Ginnie Mae) MBS over the period, increasing our underweight relative to the benchmark. Instead, we have focused a portion of our investment on so-called private-label residential MBS, as well credit-risk transfer securities—MBS issued by the agencies but without their backing in case of defaults on underlying mortgage loans. These non-guaranteed securities performed well, helped by solid housing fundamentals and diminishing supply. Our selection of particular issues within agency MBS also helped results.

We profited as well from positions in non-U.S. government-related debt, specifically dollar-denominated bonds from Brazil and Mexico, as well as a small out-of-benchmark position in nondollar Mexican sovereign debt. These securities performed nicely as oil prices remained buoyant, global growth accelerated, and investors sought higher yields in developing markets. Exposure to the Mexican peso detracted a bit, however, as did a small position in Turkish bonds, which we eliminated.

Finally, we saw some benefit from our slightly short duration posture. Our modestly defensive positioning for a rise in interest rates paid off as yields rose across most of the curve. We also benefited from our expectation that the yield curve would flatten, causing us to be underweight in short-term bonds—whose yields rose considerably—and overweight in longer-term securities, whose yields fell slightly.

OUTLOOK

In my last letter I described how we expected the volatility in the bond markets in late 2016 and early 2017 to give way to a return to normalcy—at least as it has been defined over the past several years. In other words, we expected long-term interest rates to stabilize as speculation about “reflation” diminished and gave way to resumed expectations for slow but steady economic growth and low inflation. As evidenced by the mainly sideways move in long-term interest rates, this has largely proved to be the case. Gridlock in Washington has prevented substantial fiscal stimulus that would spark a burst in growth, while automation and other powerful deflationary forces in the global economy have kept a lid on inflation, particularly for goods prices.

As we had hoped, the resumption of the status quo over the past several months has provided opportunities to bond investors, particularly in corporate bonds and other riskier segments. Thanks in part to subdued wage pressures, many corporations have proved remarkably adept at harvesting double-digit profit growth out of a U.S. economy that has been growing at around 2% a year. Companies have also used very low interest rates to fortify their balance sheets and make strategic acquisitions, and they have been generally responsible in not loading up on debt to favor stockholders over bondholders. Solid corporate fundamentals have brought credit spreads down to postcrisis lows, but I caution that we do not expect much further tightening unless companies decide to pull back on issuance, which would reduce supply. Earnings growth may also look less favorable in 2018, if only because 2017’s strong showing has set the bar higher for year-over-year comparisons.

The past six months have also brought clarification that monetary policy is likely to continue as normal. As was widely expected, President Trump began looking in the fall for a Fed chair to replace Janet Yellen when her term ends early in 2018. After some speculation that the president would choose a hawkish replacement or one likely to rely on a rules-based approach to monetary policy, Trump selected Fed Governor Jerome Powell, who has worked closely with Yellen. Powell is widely expected to continue his predecessor’s pattern of moving slowly, raising rates only after considering a wide range of factors including financial conditions. Powell also seems poised to continue Yellen’s tradition of carefully telegraphing the Fed’s moves, which has prevented the market from being surprised by rate hikes—historically, a very negative outcome for bond investors. At this point, our best guess is that the Fed will raise rates in three more quarter-point increments in 2018, bringing the federal funds rate up to about 2.25%—a pace of increases that the bond markets seem ready to absorb.

Of course, there are risks to our outlook. Chief among them is a meaningful rise in wage inflation, which has been creeping higher over the past few years and could spill into the broader economy if companies successfully raise prices in response. As I write, Republican leaders are also attempting to sort out the final details in their tax reform package, which slashes corporate and some individual tax rates considerably. The bill’s impact on the economy in 2018 is difficult to foresee, particularly at this stage, but it is possible that it will result in an acceleration in growth, inflation, and deficits (and, thus, Treasury borrowing). While potentially spurring a rise in interest rates, the bill may have disparate effects on the corporate bond market, boosting investment-grade issuers via lower tax bills, while hurting high yield issuers by capping the interest deductibility of their debt payments. Finally, the tax bill may encourage companies to increase capital expenditures, which have already been gathering momentum and boosting growth late in 2017—again, a favorable development for the economy, but not necessarily for bond markets.

Growth and monetary policy prospects overseas also insert a note of caution. The rebound in the European economy has been particularly impressive in 2017. While keeping short-term rates near zero, the European Central Bank has responded by announcing a reduction in its long-term asset purchases, which have kept downward pressure on interest rates in both Europe and, indirectly, the U.S. How quickly the ECB moves and how the markets respond bear watching. On the positive side, other regions and countries are at quite different stages of the economic cycle. We are keeping an eye on specific cases where interest rates appear poised to decline, looking for chances to add to our non-U.S. holdings. Such opportunities have grown more compelling in recent months as the U.S. dollar has stabilized, lessening the threat that currency losses will offset our local price appreciation.

On balance, fixed income markets are not cheap, but global growth remains strong, major central banks are being transparent, and we continue to see pockets where valuations are more appealing on a relative basis. For example, we have recently upped our position in Treasury inflation protected securities (TIPS), whose valuations do not seem to reflect the chance that inflation pressures will increase somewhat next year. I am confident that our fund’s ability to make small, tactical investments in TIPS, non-U.S. securities, and other non-benchmark holdings will continue to favor our relative performance.

Finally, I would like to remind our shareholders that bonds remain a good diversifier in a world where very little—from stocks to real estate to fine art—is cheap. Diversified bond portfolios, while not immune to downturns, have proved resilient relative to other asset classes. The potential to “clip coupons” and harvest the current income provided by bonds can be especially valuable when markets are fully valued and asset prices are unlikely to climb.

As always, I appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

December 14, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Basis point: One one-hundredth of a percentage point, or 0.01%.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Bloomberg Barclays U.S. Credit Baa Index: A measure of corporate and noncorporate fixed income securities that are rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Bloomberg Barclays U.S. Mortgage-Backed Securities Index: An unmanaged index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. Treasury Bond Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Credit-risk transfer securities: Structured securities that effectively allow Fannie Mae and Freddie Mac to share a portion of the credit risk with private investors based on the performance of an underlying pool of mortgage loans.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

I Class

	6 Months Ended 11/30/17	Year Ended 5/31/17	8/28/15[1] Through 5/31/16
NET ASSET VALUE			
Beginning of period	$ 9.50	$ 9.57	$ 9.45
Investment activities			
Net investment income[2]	0.12[3]	0.23[3]	0.11[3]
Net realized and unrealized gain / loss	(0.02)	(0.04)	0.20
Total from investment activities	0.10	0.19	0.31
Distributions			
Net investment income	(0.14)	(0.26)	(0.19)
NET ASSET VALUE			
End of period	**$ 9.46**	**$ 9.50**	**$ 9.57**

Ratios/Supplemental Data

Total return[4]	**1.00%[3]**	**1.97%[3]**	**3.37%[3]**
Ratio of total expenses to average net assets	0.37%[3][5]	0.39%[3]	0.43%[3][5]
Ratio of net investment income to average net assets	2.58%[3][5]	2.47%[3]	1.68%[3][5]
Portfolio turnover rate[6]	51.2%	99.9%	164.3%
Portfolio turnover rate, excluding mortgage dollar roll transactions	33.8%	58.4%	73.7%
Net assets, end of period (in millions)	$ 5,679	$ 5,067	$ 1,562

(1) Inception date
(2) Per share amounts calculated using average shares outstanding method.
(3) See Note 6. Excludes expense permanently waived 0.02%, 0.01% and 0.01% of average net assets for the six months ended 11/30/17, the year ended 5/31/17 and the period ended 5/31/16, related to investments in T. Rowe Price mutual funds.
(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5) Annualized
(6) The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 4).

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 32.2%		
FINANCIAL INSTITUTIONS 14.3%		
Banking 9.9%		
Banco Santander, 3.50%, 4/11/22	51,400	52,343
Banco Santander Chile, 3.875%, 9/20/22 (1)	18,645	19,521
Bank of America, 3.248%, 10/21/27	82,475	81,506
Bank of America, 3.30%, 1/11/23	104,430	106,374
Bank of America, 4.20%, 8/26/24	6,725	7,046
Bank of America, 5.65%, 5/1/18	20,045	20,355
Bank of America, VR, 3.824%, 1/20/28 (2)	61,485	63,521
Bank of America, VR, 4.244%, 4/24/38 (2)	96,615	102,736
Barclays, 2.75%, 11/8/19	32,805	32,952
Barclays, 3.684%, 1/10/23	56,455	57,475
Barclays, 5.14%, 10/14/20	49,454	52,379
BBVA Bancomer Texas, 4.375%, 4/10/24 (1)	45,790	48,137
BNP Paribas, 2.95%, 5/23/22 (1)	30,295	30,401
BNP Paribas, 3.80%, 1/10/24 (1)	23,200	24,006
BNP Paribas, 7.625% (1)(2)(4)	28,580	31,617
BPCE, 3.00%, 5/22/22 (1)	21,110	21,157
BPCE, 4.50%, 3/15/25 (1)	79,610	83,026
BPCE, 5.15%, 7/21/24 (1)	31,369	33,889
Capital One Bank, 3.375%, 2/15/23	37,549	37,924
Capital One Financial, 3.30%, 10/30/24	51,605	51,340
Citigroup, 3.20%, 10/21/26	100,025	98,134
Citigroup, VR, 2.876%, 7/24/23 (2)	70,235	69,815
Citigroup, VR, 3.887%, 1/10/28 (2)	125,985	128,977
Credit Agricole, 3.25%, 10/4/24 (1)	25,420	25,175
Credit Agricole, VR, 6.625% (1)(2)(4)	32,965	34,284
Credit Suisse Group, VR, 2.997%, 12/14/23 (1)(2)	48,995	48,411
Discover Financial Services, 3.75%, 3/4/25	24,305	24,475

Discover Financial Services, 4.10%, 2/9/27	81,640	82,807
DNB Nor Bank, VR, 6.50% (2)(4)	6,470	6,962
Goldman Sachs, 3.00%, 4/26/22 (3)	74,010	74,259
Goldman Sachs, 3.50%, 11/16/26	98,325	98,035
Goldman Sachs, 5.75%, 1/24/22	67,665	75,120
Goldman Sachs, VR, 3.691%, 6/5/28 (2)(3)	66,760	67,092
HSBC Holdings, 2.65%, 1/15/22	25,770	25,655
HSBC Holdings, 2.95%, 5/25/21	35,605	35,962
HSBC Holdings, VR, 6.375% (2)(4)	42,050	45,204
ING Bank, VR, 4.125%, 11/21/23 (2)	49,990	50,611
Intesa Sanpaolo, 3.125%, 7/14/22 (1)	50,505	50,223
JPMorgan Chase, 2.95%, 10/1/26 (3)	60,810	58,972
JPMorgan Chase, 3.20%, 6/15/26	20,290	20,127
JPMorgan Chase, 3.30%, 4/1/26	23,100	23,152
JPMorgan Chase, 3.90%, 7/15/25	13,995	14,615
JPMorgan Chase, 4.50%, 1/24/22	46,960	50,125
JPMorgan Chase, FRN, 3M USD LIBOR + 1.23% 2.595%, 10/24/23	151,540	155,397
JPMorgan Chase, VR, 3.54%, 5/1/28 (2)(3)	19,830	19,911
JPMorgan Chase, VR, 3.782%, 2/1/28 (2)(3)	24,600	25,316
JPMorgan Chase, VR, 3.882%, 7/24/38 (2)	89,860	90,748
Morgan Stanley, 3.125%, 7/27/26 (3)	29,790	29,074
Morgan Stanley, 3.625%, 1/20/27	67,140	67,954
Morgan Stanley, 3.70%, 10/23/24 (3)	18,570	19,118
Morgan Stanley, 3.75%, 2/25/23 (3)	85,765	88,539
Morgan Stanley, 3.875%, 1/27/26	9,620	9,936
Morgan Stanley, 4.35%, 9/8/26	14,995	15,591
Morgan Stanley, 4.875%, 11/1/22 (3)	66,665	71,684
Morgan Stanley, VR, 3.971%, 7/22/38 (2)	39,450	39,831

Nationwide Building Society, 3.90%, 7/21/25 (1)	23,130	24,204
Royal Bank of Scotland Group, 3.875%, 9/12/23	47,653	48,463
Royal Bank of Scotland Group, VR, 3.498%, 5/15/23 (2)	40,780	40,808
Santander U.K., 2.875%, 10/16/20	13,530	13,588
Santander U.K., 2.875%, 8/5/21	53,360	53,376
Societe Generale, VR, 7.375% (1)(2)(4)	445	483
UBS, 7.125% (2)(4)	30,450	33,130
UBS Group Funding Jersey, 4.125%, 9/24/25 (1)	66,015	69,183
UBS Group Funding Switzerland, 3.491%, 5/23/23 (1)	92,465	94,057
UBS Group Funding Switzerland, VR, 2.859%, 8/15/23 (1)(2)	15,270	15,113
UniCredit, 3.75%, 4/12/22 (1)	54,540	55,536
UniCredit, 4.625%, 4/12/27 (1)(3)	61,830	65,023
Wells Fargo, FRN, 3M USD LIBOR + 1.11%, 2.475%, 1/24/23	28,560	29,102
		3,341,062
Finance Companies 0.8%		
AerCap Ireland Capital, 3.50%, 5/26/22	15,915	16,174
AerCap Ireland Capital, 3.65%, 7/21/27	41,845	41,113
AerCap Ireland Capital, 3.95%, 2/1/22	36,770	38,020
AerCap Ireland Capital, 4.50%, 5/15/21	20,000	21,050
AerCap Ireland Capital, 4.625%, 7/1/22	9,300	9,904
Air Lease, 2.75%, 1/15/23	32,895	32,398
Air Lease, 3.625%, 12/1/27	67,080	66,558
GATX, 2.50%, 3/15/19	27,365	27,392
		252,609
Insurance 1.4%		
Aflac, 3.25%, 3/17/25	45,420	46,131
Aflac, 3.625%, 6/15/23 (3)	14,925	15,547
Anthem, 3.50%, 8/15/24	35,860	36,376

Anthem, 3.65%, 12/1/27	20,250	20,404
Anthem, 4.65%, 1/15/43	44,255	47,187
Chubb INA Holdings, 2.30%, 11/3/20 (3)	23,290	23,318
Chubb INA Holdings, 4.35%, 11/3/45	18,765	20,651
CNA Financial, 5.875%, 8/15/20	21,430	23,154
CNO Financial, 5.25%, 5/30/25	13,000	13,764
Humana, 3.85%, 10/1/24	21,500	22,196
Liberty Mutual, 4.85%, 8/1/44 (1)	52,825	57,944
Marsh & McLennan, 4.35%, 1/30/47	11,950	12,992
MetLife, STEP, 3.048%, 12/15/22	5,805	5,895
Principal Financial Group, VR, 4.70%, 5/15/55 (2)	39,225	40,073
Provident Companies, 7.00%, 7/15/18	12,053	12,381
Reinsurance Group of America, 4.70%, 9/15/23	30,614	32,842
Reinsurance Group of America, 5.00%, 6/1/21	24,405	26,141
Reinsurance Group of America, 6.45%, 11/15/19	5,130	5,518
Trinity Acquisition, 3.50%, 9/15/21	10,200	10,331
Unum Group, 5.625%, 9/15/20	11,480	12,317
		485,162
Real Estate Investment Trusts 2.2%		
Alexandria Real Estate Equities, 3.95%, 1/15/27	26,345	26,873
Alexandria Real Estate Equities, 3.95%, 1/15/28	16,220	16,602
Boston Properties, 2.75%, 10/1/26	81,348	76,697
Boston Properties, 3.65%, 2/1/26	20,960	21,228
Brixmor Operating Partnership, 3.25%, 9/15/23	42,670	41,730
Brixmor Operating Partnership, 3.65%, 6/15/24 (3)	43,450	43,104
Brixmor Operating Partnership, 3.85%, 2/1/25	8,595	8,579
Brixmor Operating Partnership, 3.90%, 3/15/27 (3)	31,087	30,707
Brixmor Operating Partnership, 4.125%, 6/15/26	57,211	57,646
Essex Portfolio, 3.625%, 5/1/27	11,045	11,094

Kilroy Realty, 6.625%, 6/1/20	9,675	10,600
Kimco Realty, 2.80%, 10/1/26 (3)	22,695	21,318
Kimco Realty, 3.30%, 2/1/25	18,980	18,802
MPT Operating Partnership, 5.00%, 10/15/27	38,365	39,948
MPT Operating Partnership, 5.25%, 8/1/26 (3)	3,460	3,637
Regency Centers, 4.40%, 2/1/47	19,835	20,105
Simon Property Group, 2.50%, 9/1/20	45,560	45,815
Ventas Realty, 3.25%, 10/15/26	51,880	50,440
VEREIT Operating Partnership, 3.95%, 8/15/27	29,214	28,914
VEREIT Operating Partnership, 4.60%, 2/6/24	42,230	44,342
VEREIT Operating Partnership, 4.875%, 6/1/26	47,755	50,859
WEA Finance, 3.15%, 4/5/22 (1)	34,905	35,077
WEA Finance, 3.25%, 10/5/20 (1)	31,595	31,964
		736,081
Total Financial Institutions		4,814,914
INDUSTRIAL 16.5%		
Basic Industry 0.3%		
Celulosa Arauco y Constitucion, 3.875%, 11/2/27 (1)(3)	23,820	23,582
Celulosa Arauco y Constitucion, 5.50%, 11/2/47 (1)(3)	6,560	6,732
Invista Finance, 4.25%, 10/15/19 (1)	14,535	14,848
Solvay Finance, 4.45%, 12/3/25 (1)	34,580	36,660
		81,822
Capital Goods 0.9%		
Arconic, 5.87%, 2/23/22	18,450	19,972
Arconic, 6.15%, 8/15/20	62,622	67,475
Boral Finance Property, 3.00%, 11/1/22 (1)	4,675	4,644
Boral Finance Property, 3.75%, 5/1/28 (1)	27,315	27,318
Harris, 4.854%, 4/27/35	5,130	5,689

Holcim, 6.00%, 12/30/19 (1)	10,837	11,533
Lockheed Martin, 3.55%, 1/15/26	36,565	37,847
Lockheed Martin, 3.60%, 3/1/35	11,950	11,833
Martin Marietta Material, 4.25%, 7/2/24	24,403	25,748
Mohawk Industries, 3.85%, 2/1/23	21,529	22,273
Vulcan Materials, 4.50%, 6/15/47	49,142	49,567
Wabtec, 3.45%, 11/15/26	24,635	24,061
		307,960
Communications 3.3%		
Activision Blizzard, 4.50%, 6/15/47	39,155	40,211
Altice, 7.625%, 2/15/25 (1)	5,050	4,608
British Sky Broadcasting, 3.75%, 9/16/24 (1)	13,335	13,706
CC Holdings, 3.849%, 4/15/23	52,945	54,689
Charter Communications Operating, 4.908%, 7/23/25	53,400	56,207
Comcast, 3.30%, 2/1/27 (3)	50,400	50,563
Crown Castle International, 5.25%, 1/15/23	13,695	15,032
Crown Castle Towers, 3.222%, 5/15/42 (1)	4,785	4,839
Crown Castle Towers, 3.663%, 5/15/45 (1)	52,455	52,991
Crown Castle Towers, 4.883%, 8/15/40 (1)	4,040	4,251
Crown Castle Towers, 6.113%, 1/15/40 (1)	25,101	26,622
Discovery Communications, 3.95%, 3/20/28 (3)	2,810	2,750
Grain Spectrum Funding, 4.00%, 10/10/33 (1)	33,920	33,980
GTP Acquisition Partners, 2.50%, 6/15/45 (1)	51,375	51,042
Interpublic Group of Companies, 3.75%, 2/15/23	35,347	36,465
Interpublic Group of Companies, 4.00%, 3/15/22	10,485	10,905
Interpublic Group of Companies, 4.20%, 4/15/24 (3)	34,812	36,395
Omnicom, 3.60%, 4/15/26	20,440	20,530
Omnicom, 3.65%, 11/1/24	47,690	48,657
SBA Tower Trust, 2.898%, 10/11/44 (1)	18,815	18,912

SBA Tower Trust, 3.156%, 10/10/45 (1)	35,680	36,009
SBA Tower Trust, 3.168%, 4/15/22 (1)	71,745	71,659
SBA Tower Trust, 3.598%, 4/15/18 (1)	20,855	20,831
SBA Tower Trust, 3.869%, 10/8/49 (1)	51,235	50,917
Thomson Reuters, 3.35%, 5/15/26 (3)	11,880	11,760
Time Warner Cable, 6.55%, 5/1/37	25,030	28,696
Time Warner Cable, 6.75%, 6/15/39	32,563	38,121
Verizon Communications, 4.272%, 1/15/36	89,175	87,679
Verizon Communications, 4.862%, 8/21/46	33,950	34,556
Verizon Communications, 5.25%, 3/16/37	82,779	90,529
WPP Finance 2010, 3.625%, 9/7/22	11,070	11,410
WPP Finance 2010, 3.75%, 9/19/24	18,332	18,697
WPP Finance 2010, 4.75%, 11/21/21 (3)	36,892	39,579
		1,123,798
Consumer Cyclical 2.3%		
Alibaba Group Holding, 3.125%, 11/28/21	34,956	35,554
Alibaba Group Holding, 3.40%, 12/6/27	55,460	55,265
Alibaba Group Holding, 3.60%, 11/28/24	34,045	35,043
Alibaba Group Holding, 4.00%, 12/6/37	14,745	15,031
Amazon.com, 3.875%, 8/22/37 (1)(3)	57,555	59,881
Amazon.com, 4.05%, 8/22/47 (1)(3)	47,715	49,678
Dollar Tree, 5.75%, 3/1/23	28,150	29,557
Expedia, 3.80%, 2/15/28 (1)	93,030	89,306
Expedia, 5.00%, 2/15/26	69,455	74,472
General Motors, FRN, 3M USD LIBOR + 0.80%, 2.192%, 8/7/20	34,245	34,419
O'Reilly Automotive, 4.625%, 9/15/21	4,695	4,980
O'Reilly Automotive, 4.875%, 1/14/21	29,976	31,857
Priceline Group, 3.55%, 3/15/28	17,660	17,466
Priceline Group, 3.60%, 6/1/26	51,369	51,449

Priceline Group, 3.65%, 3/15/25 (3)	40,620	40,985
QVC, 4.375%, 3/15/23	41,030	42,155
QVC, 5.125%, 7/2/22 (3)	18,090	19,193
Tesla, 5.30%, 8/15/25 (1)(3)	35,835	34,222
Visa, 4.30%, 12/14/45	46,815	52,132
		772,645
Consumer Non-Cyclical 3.7%		
AbbVie, 3.20%, 5/14/26	28,830	28,475
AbbVie, 3.60%, 5/14/25	98,709	100,723
AbbVie, 4.45%, 5/14/46	54,000	56,623
Anheuser-Busch InBev Finance, 4.90%, 2/1/46 (3)	125,393	141,211
Becton Dickinson, 3.363%, 6/6/24 (3)	47,850	47,862
Becton Dickinson, 3.70%, 6/6/27	62,395	62,154
Becton Dickinson, 3.734%, 12/15/24	23,985	24,439
Becton Dickinson, 4.669%, 6/6/47 (3)	56,575	59,296
Catholic Health Initiatives, 2.95%, 11/1/22 (3)	14,480	14,404
Celgene, 3.875%, 8/15/25	134,252	138,271
Celgene, 4.35%, 11/15/47	16,665	16,840
CK Hutchison International, 3.50%, 4/5/27	62,000	61,841
Express Scripts Holding, 4.80%, 7/15/46 (3)	66,549	68,791
Imperial Tobacco Finance, 2.95%, 7/21/20 (1)	54,135	54,713
Kaiser Permanente, 3.50%, 4/1/22	14,530	14,998
Life Technologies, 6.00%, 3/1/20	4,187	4,490
Mead Johnson Nutrition, 4.125%, 11/15/25	8,285	8,784
Novant Health, 5.85%, 11/1/19	8,220	8,768
Reynolds American, 3.25%, 11/1/22	15,085	14,946
Reynolds American, 4.00%, 6/12/22	19,655	20,484
Reynolds American, 4.45%, 6/12/25	32,315	34,487
Reynolds American, 5.85%, 8/15/45	17,585	21,387

Shire Acquisition Investments Ireland, 2.875%, 9/23/23	118,829	116,326
Shire Acquisition Investments Ireland, 3.20%, 9/23/26	58,900	56,847
Teva Pharmaceutical Finance III, 2.20%, 7/21/21 (3)	87,240	79,774
		1,256,934
Energy 2.6%		
APT Pipelines, 3.875%, 10/11/22 (1)	19,635	20,166
Boardwalk Pipelines, 3.375%, 2/1/23 (3)	15,250	15,036
Boardwalk Pipelines, 4.45%, 7/15/27	31,635	31,958
Boardwalk Pipelines, 4.95%, 12/15/24	10,000	10,572
Boardwalk Pipelines, 5.95%, 6/1/26 (3)	11,317	12,626
Cenovus Energy, 4.25%, 4/15/27 (1)(3)	14,320	14,195
Cenovus Energy, 5.40%, 6/15/47 (1)(3)	56,915	57,705
Concho Resources, 3.75%, 10/1/27	17,220	17,306
Enbridge, 5.50%, 12/1/46 (3)	18,585	21,455
Enbridge, VR, 6.00%, 1/15/77 (2)(3)	39,015	40,868
EQT, 8.125%, 6/1/19	22,636	24,496
Hess, 4.30%, 4/1/27 (3)	77,740	77,390
Hess, 5.80%, 4/1/47 (3)	41,730	44,753
Plains All American Pipeline, 2.85%, 1/31/23	8,445	8,081
Plains All American Pipeline, 4.50%, 12/15/26 (3)	4,345	4,361
Plains All American Pipeline, 4.65%, 10/15/25 (3)	39,325	40,105
Sabine Pass Liquefaction, 4.20%, 3/15/28	85,050	86,113
Sabine Pass Liquefaction, 5.00%, 3/15/27	92,890	98,928
Sabine Pass Liquefaction, 5.75%, 5/15/24 (3)	11,950	13,264
Schlumberger Holdings, 3.00%, 12/21/20 (1)	27,095	27,444
Spectra Energy Capital, 3.30%, 3/15/23	32,845	32,835
Spectra Energy Partners, 3.375%, 10/15/26	28,160	27,643
Western Gas Partners, 4.00%, 7/1/22	46,509	47,531
Woodside Petroleum, 3.65%, 3/5/25 (1)	13,200	13,318

Woodside Petroleum, 3.70%, 9/15/26 (1)	43,137	43,462
Woodside Petroleum, 3.70%, 3/15/28 (1)	35,816	35,546
		867,157
Technology 2.2%		
Apple, 2.50%, 2/9/22 (3)	55,895	56,036
Apple, 3.00%, 2/9/24	32,770	33,216
Apple, 3.20%, 5/11/27 (3)	25,280	25,550
Apple, 3.75%, 11/13/47 (3)	30,390	30,351
Apple, 4.25%, 2/9/47	24,755	26,585
Arrow Electronics, 4.00%, 4/1/25	42,555	43,294
Avnet Electronic, 4.625%, 4/15/26	16,325	16,846
Avnet Electronic, 4.875%, 12/1/22	30,360	32,163
Baidu, 2.75%, 6/9/19	28,080	28,299
Baidu, 2.875%, 7/6/22 (3)	31,475	31,302
Broadcom, 3.00%, 1/15/22 (1)	24,925	24,634
Broadcom, 3.625%, 1/15/24 (1)	55,550	54,937
Broadcom, 3.875%, 1/15/27 (1)	30,150	29,551
Keysight Technologies, 4.55%, 10/30/24	50,205	53,101
Keysight Technologies, 4.60%, 4/6/27	16,498	17,369
Microsoft, 4.10%, 2/6/37	47,875	52,586
Proven Honour Capital, 4.125%, 5/19/25	40,000	41,386
Proven Honour Capital, 4.125%, 5/6/26	24,000	24,593
Tencent Holdings, 2.875%, 2/11/20 (1)	31,410	31,686
Tencent Holdings, 3.80%, 2/11/25	33,975	35,307
Western Digital, 7.375%, 4/1/23 (1)	40,975	44,560
		733,352
Transportation 1.2%		
American Airlines PTT, Series 2013-1, Class A, 4.00%, 1/15/27	10,638	10,985

UTILITY 1.4%		
Electric 1.3%		
China Southern Power Grid, 3.50%, 5/8/27	67,000	67,201
Enel Finance International, 2.75%, 4/6/23 (1)	61,055	59,757
Enel Finance International, 3.625%, 5/25/27 (1)	86,540	85,015
Enel Finance International, 4.75%, 5/25/47 (1)	17,495	18,302
FirstEnergy, 3.90%, 7/15/27	69,410	70,698
FirstEnergy Transmission, 4.35%, 1/15/25 (1)	61,885	65,335
Origin Energy Finance, 3.50%, 10/9/18 (1)	34,005	34,262
Southern Company, 3.25%, 7/1/26	25,937	25,538
		426,108
Natural Gas 0.1%		
NiSource Finance, 4.375%, 5/15/47	48,048	51,001
		51,001
Total Utility		477,109
Total Corporate Bonds (Cost $10,643,410)		10,835,465
BANK LOANS 0.2% (5)		
Communications 0.1%		
Intelsat Jackson Holdings, VR, 3M USD LIBOR + 2.75% 4.071%, 6/30/19	29,300	29,204
		29,204
Technology 0.1%		
Western Digital, VR, 3M USD LIBOR + 2.75% 3.313%, 4/29/23	23,582	23,639
		23,639
Total Bank Loans (Cost $51,169)		52,843

ASSET-BACKED SECURITIES 10.2%

Car Loan 5.0%

Ally Auto Receivables Trust Series 2014-1, Class C 2.04%, 12/15/19	7,725	7,727
Ally Auto Receivables Trust Series 2014-1, Class D 2.48%, 2/15/21	7,610	7,612
Ally Auto Receivables Trust Series 2014-3, Class A3 1.28%, 6/17/19	1,286	1,286
Ally Auto Receivables Trust Series 2014-3, Class A4 1.72%, 3/16/20	31,790	31,785
Ally Auto Receivables Trust Series 2015-1, Class A4 1.75%, 5/15/20	10,025	10,020
Ally Auto Receivables Trust Series 2015-2, Class B 2.07%, 10/15/20 (1)	19,025	19,033
Ally Auto Receivables Trust Series 2015-2, Class D 3.01%, 3/15/22 (1)	4,400	4,428
Ally Auto Receivables Trust Series 2016-1, Class B 1.99%, 3/15/21	18,385	18,362
Ally Auto Receivables Trust Series 2016-1, Class C 2.29%, 6/15/21	12,185	12,192
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20	70,585	70,572
Ally Master Owner Trust Series 2017-2, Class A, VR 1M USD LIBOR + 0.34%, 1.59%, 6/15/21	19,895	19,919
Ally Master Owner Trust Series 2017-3, Class A1, VR 1M USD LIBOR + 0.43%, 1.68%, 6/15/22	14,895	14,926

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 7.7%

Collateralized Mortgage Obligations 3.3%

Bank of America Funding Series 2005-A, Class 5A1, CMO, ARM 1M USD LIBOR + 0.30%, 1.583%, 2/20/35	1,425	1,416
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 3.584%, 2/25/34	298	297
Bank of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 3.688%, 5/25/34	185	187
Bank of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 3.586%, 9/25/34	306	302
Bank of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 3.773%, 10/25/34	115	117
Bank of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 4.00%, 11/25/35	459	473
Bayview Opportunity Master Fund Series 2017-RT1, Class A1, CMO, ARM 3.00%, 3/28/57 (1)	8,631	8,655
Bayview Opportunity Master Fund Series 2017-RT2, Class A, CMO, ARM 3.50%, 8/28/57 (1)	6,937	7,070
Bayview Opportunity Master Fund Series 2017-SPL5, Class A, CMO, ARM 3.50%, 6/28/57 (1)	16,357	16,624
Bear Stearns Alt-A Trust Series 2005-8, Class 12A1, CMO, ARM 1M USD LIBOR + 0.54%, 1.869%, 10/25/35	25,915	25,015
Colt Funding Series 2017-1, Class A1, CMO, ARM 2.614%, 5/27/47 (1)	18,999	19,013

GSAA Home Equity Trust Series 2005-8, Class A3, ARM 1M USD LIBOR + 0.43%, 1.758%, 6/25/35	10,621	10,516
GSAA Home Equity Trust Series 2005-11, Class 2A1, ARM 1M USD LIBOR + 0.28%, 1.609%, 10/25/35	5,431	5,238
GSAA Home Equity Trust Series 2005-14, Class 2A3, ARM 1M USD LIBOR + 0.35%, 1.679%, 12/25/35	7,877	6,998
GSAA Home Equity Trust Series 2007-7, Class 2A1, ARM FFER + 0.11%, 1.27%, 7/25/37	7,498	6,914
Nationstar Home Equity Loan Trust Series 2016-3A, Class A 2.013%, 8/25/26 (1)	2,884	2,884
People's Choice Home Loan Securities Trust Series 2005-3, Class M3, ARM 1M USD LIBOR + 0.855%, 2.184%, 8/25/35	13,113	11,352
Structured Asset Securities Series 2006-EQ1A, Class A5, ARM 1M USD LIBOR + 0.31%, 1.639%, 7/25/36 (1)	31,806	29,056
Terwin Mortgage Trust Series 2005-14HE, Class AF2, ARM 4.849%, 8/25/36	801	804
		80,739
Total Non-U.S. Government Mortgage-Backed Securities (Cost $2,573,005)		2,598,370

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 25.9%

U.S. Government Agency Obligations 19.0% (6)

Federal Home Loan Mortgage		
1.875%, 4/25/22	13,992	13,914
2.50%, 4/1/30 - 7/1/43	103,023	102,790
3.00%, 12/1/42 - 6/1/43	173,506	173,994
3.50%, 10/1/42 - 3/1/46	266,544	274,771

4.00%, 10/1/40 - 8/1/45	33,988	35,674
4.50%, 11/1/18 - 5/1/42	52,642	56,163
5.00%, 4/1/18 - 8/1/40	24,243	26,389
5.50%, 3/1/18 - 12/1/39	11,469	12,704
6.00%, 8/1/21 - 8/1/38	7,134	7,997
6.50%, 12/1/23 - 9/1/39	2,518	2,788
7.00%, 8/1/19 - 6/1/32	56	60
7.50%, 5/1 - 6/1/24	15	15
Federal Home Loan Mortgage, ARM		
12M USD LIBOR + 1.588%, 3.338%, 10/1/36	171	177
12M USD LIBOR + 1.723%, 3.348%, 1/1/36	91	94
12M USD LIBOR + 1.808%, 3.369%, 1/1/37	355	374
12M USD LIBOR + 1.768%, 3.394%, 2/1/37	725	762
1Y CMT + 2.25%, 3.413%, 10/1/36	268	282
12M USD LIBOR + 1.787%, 3.488%, 3/1/36	439	461
12M USD LIBOR + 1.90%, 3.493%, 11/1/35	205	219
12M USD LIBOR + 1.725%, 3.507%, 7/1/35	298	314
12M USD LIBOR + 1.785%, 3.535%, 9/1/32	18	19
12M USD LIBOR + 2.009%, 3.566%, 12/1/36	140	148
12M USD LIBOR + 1.966%, 3.568%, 11/1/36	229	242
Federal Home Loan Mortgage, CMO, 4.00%, 11/15/36	755	783
Federal Home Loan Mortgage, CMO, ARM		
1M USD LIBOR + 0.45%, 1.70%, 10/15/46 - 2/15/47	77,342	77,868
1M USD LIBOR + 0.50%, 1.75%, 4/15/46 - 2/15/47	122,534	123,659
Federal Home Loan Mortgage, CMO, PO, 8/1/28	24	22
Federal National Mortgage Assn.		
2.50%, 5/1/30 - 4/1/46	96,152	93,867
3.00%, 6/1/27 - 1/1/47	1,486,109	1,493,070
3.50%, 12/1/41 - 8/1/56	1,430,407	1,445,368

4.00%, 3/1/24 - 8/1/47	941,335	986,520
4.50%, 5/1/19 - 4/1/47	261,096	277,279
5.00%, 3/1/18 - 8/1/45	233,083	278,811
5.50%, 1/1/18 - 9/1/41	95,631	106,620
6.00%, 9/1/19 - 5/1/42	123,618	140,208
6.50%, 8/1/27 - 7/1/44	27,639	31,213
7.00%, 10/1/29 - 4/1/37	126	132
Federal National Mortgage Assn., ARM		
12M USD LIBOR + 1.34%, 2.965%, 12/1/35	87	92
12M USD LIBOR + 1.598%, 3.355%, 7/1/36	1,405	1,468
12M USD LIBOR + 1.655%, 3.41%, 9/1/37	898	937
12M USD LIBOR + 1.751%, 3.497%, 8/1/36	670	705
12M USD LIBOR + 1.75%, 3.50%, 9/1/36	3	3
Federal National Mortgage Assn., CMO, 7.60%, 10/25/19	1	1
Federal National Mortgage Assn., CMO, ARM		
1M USD LIBOR + 0.45%, 1.778%, 10/25/46 - 3/25/47	76,540	77,124
1M USD LIBOR + 0.50%, 1.828%, 9/25 - 11/25/46	65,274	65,932
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/25/32	72	16
Federal National Mortgage Assn., TBA		
3.00%, 1/1/27	33,625	34,255
3.50%, 1/1/25	375,500	387,920
4.00%, 1/1/40	34,540	36,038
		6,370,262

U.S. Government Obligations 6.9%

Government National Mortgage Assn.		
2.50%, 11/20/42 - 2/15/43	46,327	45,641
3.00%, 9/15/42 - 9/20/46	208,043	210,391
3.50%, 6/20/32 - 6/20/46	424,879	440,655
4.00%, 2/20/41 - 8/20/47	848,750	888,498

4.50%, 7/15/26 - 10/20/47	446,021	472,279
5.00%, 9/15/33 - 10/20/47	206,873	223,859
5.50%, 1/20/29 - 6/20/44	33,272	36,812
6.00%, 1/20/34 - 12/20/38	6,468	7,311
6.50%, 1/15/26 - 12/20/33	160	181
7.00%, 12/20/23 - 11/20/28	414	433
7.50%, 2/15/22 - 5/15/32	121	131
8.00%, 11/15/19 - 5/15/32	362	396
8.50%, 1/15/20 - 9/20/26	16	17
10.25%, 11/15/20	18	18
Government National Mortgage Assn., CMO, IO		
3.50%, 4/20/39 - 5/20/43	14,179	2,365
4.00%, 5/20/37 - 2/20/43	33,252	4,202
4.50%, 11/20/37 - 12/20/39	17,274	1,053
		2,334,242
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $8,741,926)		8,704,504

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 14.7%

U.S. Government Agency Obligations 0.1% (6)

Federal National Mortgage Assn., 7.125%, 1/15/30	9,715	13,991
		13,991

U.S. Treasury Obligations 14.6%

U.S. Treasury Bonds, 2.50%, 2/15/46	99,690	93,070
U.S. Treasury Bonds, 2.50%, 5/15/46	17,200	16,047
U.S. Treasury Bonds, 2.875%, 11/15/46	318,475	320,664
U.S. Treasury Bonds, 3.00%, 11/15/44	319,835	330,330
U.S. Treasury Bonds, 3.00%, 5/15/45	157,790	162,844
U.S. Treasury Bonds, 3.00%, 11/15/45	267,575	276,062

U.S. Treasury Bonds, 3.00%, 5/15/47	16,700	17,230
U.S. Treasury Bonds, 3.125%, 2/15/43	362,500	382,947
U.S. Treasury Bonds, 3.375%, 5/15/44	74,750	82,505
U.S. Treasury Bonds, 3.75%, 11/15/43	34,945	40,984
U.S. Treasury Bonds, 4.625%, 2/15/40 (7)	77,660	102,038
U.S. Treasury Bonds, 5.375%, 2/15/31	41,705	55,233
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/22	333,564	330,385
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/26	178,781	172,830
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26	184,914	186,186
U.S. Treasury Notes, 1.375%, 10/31/20	139,340	137,250
U.S. Treasury Notes, 1.375%, 5/31/21	371,530	363,751
U.S. Treasury Notes, 1.50%, 8/15/20	321,340	318,177
U.S. Treasury Notes, 1.625%, 2/15/26	62,240	58,720
U.S. Treasury Notes, 1.625%, 5/15/26	65,530	61,680
U.S. Treasury Notes, 1.75%, 11/15/20	689,290	686,382
U.S. Treasury Notes, 2.00%, 8/31/21	169,565	169,379
U.S. Treasury Notes, 2.25%, 11/15/25	29,855	29,594
U.S. Treasury Notes, 2.25%, 2/15/27	469,070	462,474
U.S. Treasury Notes, 2.25%, 11/15/27 (3)	37,400	36,845
U.S. Treasury Stripped Interest Payment Zero Coupon, 5/15/20	27,925	26,712
		4,920,319
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $4,845,726)		4,934,310
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 2.8%		
Government Sponsored 0.1%		
Equate Petrochemical, 4.25%, 11/3/26	26,110	26,699
		26,699

Local Authorities 0.1%		
Province of Manitoba, 3.05%, 5/14/24 (3)	10,970	11,204
Province of Ontario, 1.20%, 2/14/18	15,075	15,058
		26,262
Owned No Guarantee 1.1%		
Autoridad Del Canal De Panama, 4.95%, 7/29/35 (1)	9,150	10,237
BPRL International Singa, 4.375%, 1/18/27	50,000	51,643
CCCI Treasure, FRN, 3.50% (2)(4)	12,150	12,166
Coldelco, 3.625%, 8/1/27 (1)	14,680	14,665
Comision Federal de Eletricidad, 4.875%, 1/15/24 (1)	5,190	5,553
CRCC Yupeng, FRN, 3.95% (2)(4)	9,315	9,396
Pertamina, 6.45%, 5/30/44 (1)	14,460	17,325
Perusahaan Gas Negara PT, 5.125%, 5/16/24	55,000	59,308
Petrobras Global Finance, 6.125%, 1/17/22	15,005	16,018
Petroleos Mexicanos, 3.50%, 7/23/20 (3)	21,215	21,609
Petroleos Mexicanos, 4.875%, 1/24/22	41,970	43,984
Petroleos Mexicanos, 5.375%, 3/13/22 (1)	9,050	9,697
Petroleos Mexicanos, 5.50%, 1/21/21	22,915	24,490
State Grid Overseas, 2.75%, 5/4/22 (1)	82,985	82,551
		378,642
Sovereign 0.7%		
Government of Bermuda, 4.138%, 1/3/23 (1)	7,900	8,327
Government of Bermuda, 4.854%, 2/6/24 (1)	20,530	22,499
Government of Bermuda, 5.603%, 7/20/20 (1)	14,570	15,809
Kingdom of Morocco, 4.25%, 12/11/22 (1)	28,575	30,064
Perushaan Penerbit, 4.35%, 9/10/24	14,140	14,918
Republic of Indonesia, 3.70%, 1/8/22 (1)	5,430	5,600
Republic of South Africa, 4.875%, 4/14/26	27,950	28,025

District of Columbia 0.0%		
District of Columbia, Income Tax, Build America, Series E 5.591%, 12/1/34	2,190	2,718
		2,718
Florida 0.1%		
Florida State Board of Admin. Fin. Corp., Series A 2.163%, 7/1/19	9,885	9,887
Florida State Board of Admin. Fin. Corp., Series A 2.995%, 7/1/20	23,880	24,194
		34,081
Illinois 0.1%		
Chicago, O'Hare Int'l. Airport, General Airport Third Lien Build America, 6.395%, 1/1/40	7,960	10,886
Metropolitan Water Reclamation Dist. of Chicago, Capital Improvement, Build America, 5.72%, 12/1/38	13,370	17,275
		28,161
Maryland 0.1%		
Maryland Transportation Auth., Build America, Series B 5.754%, 7/1/41	6,300	8,216
Maryland Transportation Auth., Build America, Series B 5.888%, 7/1/43	6,180	8,168
		16,384
New York 0.3%		
Metropolitan Transportation Auth., Dedicated Tax Fund Build America, 7.336%, 11/15/39	6,205	9,536
New York City, Build America, Series F-1, 6.271%, 12/1/37	9,850	13,248
New York City, Build America, Series H-1, 5.846%, 6/1/40	15,620	20,425
New York City Municipal Water Fin. Auth., Water & Sewer Second General Resolution, Build America, 5.952%, 6/15/42	4,740	6,557
New York City Transitional Fin. Auth., Future Tax, Build America 5.508%, 8/1/37	12,450	15,869

Port Auth. of New York & New Jersey, Consolidated Bonds 174th Series, 4.458%, 10/1/62	31,055	35,171
		100,806
North Carolina 0.0%		
North Carolina Eastern Municipal Power Agency 2.003%, 7/1/18	1,090	1,091
North Carolina Eastern Municipal Power Agency 2.578%, 7/1/19	1,865	1,879
		2,970
Ohio 0.1%		
JobsOhio Beverage System, Liquor Profit, Series B 4.532%, 1/1/35	11,670	12,903
		12,903
Oregon 0.0%		
Oregon, Taxable Pension, 5.892%, 6/1/27	1,395	1,695
		1,695
South Carolina 0.1%		
South Carolina Public Service Auth., Series D, 2.388%, 12/1/23	26,665	24,724
South Carolina Public Service Auth., Taxable Obligation Series E, 4.322%, 12/1/27	19,105	19,830
		44,554
Utah 0.0%		
Utah Transit Auth., Sales Tax, Build America, Series B 5.937%, 6/15/39	7,120	9,362
		9,362
Virginia 0.1%		
Virginia Commonwealth Transportation Board, Capital Projects Build America, 5.35%, 5/15/35	2,180	2,608
Virginia Public Building Auth., Pub. Fac., Build America Series B-2, 5.90%, 8/1/30	6,435	7,904

SECURITIES LENDING COLLATERAL 0.8%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.8%

Short-Term Funds 0.8%

T. Rowe Price Short-Term Fund, 1.20% (9)(11)	27,903	279,034
Total Investments through Securities Lending Program with State Street Bank and Trust Company		279,034
Total Securities Lending Collateral (Cost $279,034)		279,034

(Amounts in 000s, except for contracts)

OPTIONS PURCHASED 0.0%

OTC Options Purchased 0.0%

Counterparty	Description	Contracts	Notional Amount	Value
Goldman Sachs	Credit Default Swap, Protection Bought, (Relevant Credit: Markit CDX.IG-S28, 5 Year Index), Pay 1.00% Quarterly, Receive upon credit default 12/20/17 @ 0.65%* (12)	1	1,880,800	173
JP Morgan Chase	Credit Default Swap, Protection Bought, (Relevant Credit: Markit CDX.IG-S29, 5 Year Index), Pay 1.00% Quarterly, Receive upon credit default 2/21/18 @ 0.575%* (12)	1	681,500	964
Total OTC Options Purchased (Cost $6,288)				1,137
Total Options Purchased (Cost $6,288)				1,137

Total Investments in Securities 101.6% of Net Assets (Cost $33,834,584)	**$ 34,177,319**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

* Exercise Spread

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $5,900,234 and represents 17.5% of net assets.

(2)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.
(3)	All or a portion of this security is on loan at November 30, 2017 -- total value of such securities at period-end amounts to $269,647. See Note 4.
(4)	Perpetual security with no stated maturity date.
(5)	Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
(6)	The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.
(7)	At November 30, 2017, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(8)	SEC 30-day yield
(9)	Affiliated Company
(10)	Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" -- total value of such securities at period-end amounts to $192,873 and represents 0.6% of net assets.
(11)	Seven-day yield
(12)	Non-income producing
12M USD LIBOR	Twelve month USD LIBOR (London Interbank Offered Rate)
1M USD LIBOR	One month USD LIBOR (London Interbank Offered Rate)
1Y CMT	One year U.S. Treasury Note constant maturity rate
3M USD LIBOR	Three month USD LIBOR (London Interbank Offered Rate)
ARM	Adjustable Rate Mortgage; rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
AUD	Australian Dollar
BRL	Brazilian Real
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
COP	Certificate of Participation
ETC	Equipment Trust Certificate
FFER	U.S. Federal Funds Effective Rate
FRN	Floating-Rate Note
ILS	Israeli Shekel
IO	Interest only security for which the fund receives interest on notional principal.
MXN	Mexican Peso
OTC	Over the counter
PEN	Peruvian New Sol

(Amounts in 000s, except for contracts)

OPTIONS WRITTEN 0.0%

OTC Options Written 0.0%

Counterparty	Description	Contracts	Notional Amount	Value
Citibank	Credit Default Swap, Protection Bought, (Relevant Credit: Markit CDX.IG-S28, 5 Year Index), Pay 1.00% Quarterly, Receive upon credit default 12/20/17 @ 0.85%*	1	721,780	(7)
Goldman Sachs	Credit Default Swap, Protection Bought, (Relevant Credit: Markit CDX.IG-S28, 5 Year Index), Pay 1.00% Quarterly, Receive upon credit default 12/20/17 @ 0.80%*	1	1,880,800	(31)
Goldman Sachs	Credit Default Swap, Protection Bought, (Relevant Credit: Markit CDX.IG-S29, 5 Year Index), Pay 1.00% Quarterly, Receive upon credit default 1/17/18 @ 1.05%*	1	1,780,700	(99)
Goldman Sachs	Credit Default Swap, Protection Sold, (Relevant Credit: Markit CDX.IG-S28, 5 Year Index), Receive 1.00% Quarterly Pay upon credit default, 12/20/17 @ 0.55%*	1	950,400	(1,828)
JP Morgan Chase	Credit Default Swap, Protection Bought, (Relevant Credit: Markit CDX.IG-S29, 5 Year Index), Pay 1.00% Quarterly, Receve upon credit default 12/20/17 @ 0.65%*	1	681,500	(545)
JP Morgan Chase	Credit Default Swap, Protection Bought, (Relevant Credit: Markit CDX.IG-S29, 5 Year Index), Pay 1.00% Quarterly, Receve upon credit default 12/20/17 @ 0.80%*	1	681,500	(204)
Total OTC Options Written (Premiums $(5,294))				(2,714)
Total Options Written (Premiums $(5,294))				(2,714)

($000s, except market price)

SWAPS 0.0%

	Notional Amount	Value	Initial Value	Unrealized Gain / (Loss)
CENTRALLY CLEARED SWAPS 0.0%				
Credit Default Swaps, Protection Sold 0.0%				
Protection Sold, (Relevant Credit: Markit CDX. NA.IG-S29, 5 Year Index), Receive 1.00% Quarterly, Pay upon credit default, 12/20/22	328,456	$ 8,114	$ 7,374	$ 740
Total Centrally Cleared Credit Default Swaps, Protection Sold				740
Total Centrally Cleared Swaps				740
Net payments (receipts) of variation margin to date				(610)
Variation margin receivable (payable) on centrally cleared swaps				$ 130

	Notional Amount	Value	Upfront Payments / (Receipts)**	Unrealized Gain / (Loss)
BILATERAL SWAPS 0.0%				
Credit Default Swaps, Protection Sold 0.0%				
JPMorgan Chase, Protection Sold, (Relevant Credit: Humana, 6.30%, 8/1/18, $102.60*) Receive 1.00%, Quarterly, Pay upon credit default, 12/20/18	24,950	$ 293	$ 33	$ 260
Total Bilateral Credit Default Swaps, Protection Sold			33	260
Total Bilateral Swaps			$ 33	$ 260

*Market price at November 30, 2017

**Includes interest purchased or sold but not collected of $(332)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2017. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

Affiliate		Net Realized Gain (Loss)		Change in Net Unrealized Gain/Loss		Investment Income
T. Rowe Price Institutional Floating Rate Fund	$	(217)	$	(3,843)	$	17,580
T. Rowe Price Institutional High Yield Fund		(13,421)		11,807		10,283
T. Rowe Price Government Reserve Fund		—		—		7,105
T. Rowe Price Short-Term Fund		—		—		—++
Totals	$	(13,638)#	$	7,964	$	34,968+

Supplementary Investment Schedule

Affiliate		Value 5/31/17	Purchase Cost	Sales Cost	Value 11/30/17
T. Rowe Price Institutional Floating Rate Fund	$	770,466 $	140,380 $	30,217 $	876,786
T. Rowe Price Institutional High Yield Fund		376,642	70,283	219,314	239,418
T. Rowe Price Government Reserve Fund		1,069,589	¤	¤	719,362
T. Rowe Price Short-Term Fund		315,028	¤	¤	279,034
				$	2,114,600^

\# Capital gain/loss distributions from mutual funds represented $0 of the net realized gain (loss).

++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4.

\+ Investment income comprised $34,968 of dividend income and $0 of interest income.

¤ Purchase and sale information not shown for cash management funds.

^ The cost basis of investments in affiliated companies was $2,091,860.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price New Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities. The fund has four classes of shares: the New Income Fund (Investor Class), the New Income Fund–Advisor Class (Advisor Class), the New Income Fund–R Class (R Class), and the New Income Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2017.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2017, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2017, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold similar to equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of November 30, 2017, securities valued at $3,139,000 had been posted by the fund to counterparties for bilateral derivatives. As of November 30, 2017, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $4,737,000 cash. As of November 30, 2017, securities valued at $17,923,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2017, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 12% and 16% of net assets.

Options The fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates and credit ratings; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2017, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 4% and 28% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2017, the notional amount of protection sold by the fund totaled $353,406,000 (1.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2017, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund may invest in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/ or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of November 30, 2017, securities valued at $2,264,000 had been posted by the fund to counterparties for TBAs. No collateral was pledged by counterparties to the fund for TBAs as of November 30, 2017.

Dollar Rolls The fund may enter into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. While the fund may enter into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, it may also close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g., unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At November 30, 2017, the value of loaned securities was $269,647,000, including securities sold but not yet settled, which are not reflected in the accompanying Portfolio of Investments; the value of cash collateral and related investments was $279,034,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $5,082,123,000 and $5,393,353,000, respectively, for the six months ended November 30, 2017. Purchases and sales of U.S. government securities aggregated $12,421,402,000 and $13,521,106,000, respectively, for the six months ended November 30, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2017, the fund had $139,145,000 of available capital loss carryforwards.

At November 30, 2017, the cost of investments for federal income tax purposes was $33,860,816,000. Net unrealized gain aggregated $323,480,000 at period-end, of which $569,102,000 related to appreciated investments and $245,622,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.09% of the fund’s average daily net assets. Through April 30, 2018, Price Associates agreed to reduce the fund’s individual fee to 0.0765% for the portion of average daily net assets equal to or in excess of $20 billion. This contractual arrangement will renew automatically for one-year terms thereafter and may be revised, revoked, or terminated only with approval of the fund’s Board. Further, the fund has no obligation to repay fees reduced under this arrangement. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2017, the effective annual group fee rate was 0.29%.

The R Class is subject to a contractual expense limitation through September 30, 2018. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended November 30, 2017, the I Class operated below its expense limitation.

Pursuant to this agreement, $1,000 of expenses were repaid to Price Associates during the six months ended November 30, 2017. Including this amount, expenses previously waived/paid by Price Associates in the amount of $7,000 remain subject to repayment by the fund at November 30, 2017.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class and I Class. For the six months ended November 30, 2017, expenses incurred pursuant to these service agreements were $44,000 for Price Associates; $645,000 for T. Rowe Price Services, Inc.; and $176,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2017, the fund was charged $361,000 for shareholder servicing costs related to the college savings plans, of which $290,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2017, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2017, the fund was allocated $910,000 of Spectrum Funds’ expenses and $20,678,000 of Retirement Funds’ expenses. Of these amounts, $8,199,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these special servicing agreements is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2017, approximately 74% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At November 30, 2017, 45% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended November 30, 2017, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Income Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 19, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	January 19, 2018